Exhibit 99.01
                                                                   -------------

DSL.net(TM)
More than just DSL...

                            545 Long Wharf Drive, 5th floor, New Haven, CT 06511
                                           Tel: 1-877-DSL-NET1 Fax: 203-624-3612
                                            Email: info@dsl.net Web: WWW.DSL.NET





DSL.net Corrects Non-Cash, Non-Operating Amortization Item

NEW HAVEN, Conn., April 14, 2004 - DSL.net, Inc. (NASDAQ: DSLN), a leading nationwide provider of broadband communications services to businesses, today said that a non-cash, non-operating amortization item previously disclosed in its 2003 financial results was reported in error. The item involved did not impact previously reported revenue, operating expenses, operating loss, net loss, cash or any cash-flow item.

The item involved was the amortization of the beneficial conversion feature associated with the Company's convertible preferred stock (presented as "accretion of preferred stock" on the Company's consolidated statements of operations). During the last two quarters of 2003, certain shares of the Company's preferred stock were converted into shares of common stock. As originally reported, the calculation of accretion of preferred stock did not reflect the required acceleration of the amortization of the beneficial conversion feature as a result of these conversions. The correction will impact the accretion of preferred stock, the net loss applicable to common stockholders and net loss per common share.

All corrected amounts are included in the Company's Form 10-K for the year ended December 31, 2003. The Company has filed an amendment to its Form 10-Q for the period ended September 30, 2003, to restate its financial statements to correct this non-cash, non-operating amortization item. The tables that follow this press release set out the previously disclosed and corrected line items of the Company's consolidated statements of operations for the respective periods.

ABOUT DSL.NET
DSL.net, Inc. is a leading nationwide provider of broadband communications services to businesses. The Company combines its own facilities, nationwide network infrastructure and Internet Service Provider (ISP) capabilities to provide high-speed Internet access, private network solutions and value-added services directly to small- and medium-sized businesses or larger enterprises looking to connect multiple locations. DSL.net product offerings include T-1, DS-3 and business-class DSL services, virtual private networks (VPNs), frame relay, Web hosting, DNS management, enhanced e-mail, online data backup and recovery services, firewalls and nationwide dial-up services, as well as integrated voice and data offerings in select markets. For more information, visit WWW.DSL.NET, e-mail INFO@DSL.NET, or call 1-877-DSL-NET1 (1-877-375-6381).

This press release may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, to the extent it does, these forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond DSL.net's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Risks and uncertainties associated with DSL.net's business include, among other things, (i) DSL.net's failure to generate sufficient revenue, contain certain discretionary spending, achieve certain other business plan objectives, or obtain additional debt or equity financing, which could have a material adverse effect on DSL.net's results of operations or financial position, or cause it to restructure its operations to further reduce operating costs; (ii) risks associated with the possible removal of DSL.net's common stock from the Nasdaq SmallCap Market, which removal could adversely impact the pricing and trading of DSL.net's common stock; and (iii) regulatory, legislative and judicial developments, which could adversely affect the way DSL.net operates its business. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. DSL.net undertakes no obligation, and disclaims any obligation, to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional information regarding these and other risks faced by DSL.net, see the disclosure contained under "Risk Factors" in DSL.net's Annual Report on Form 10-K for the year ended December 31, 2003, which has been filed with the Securities and Exchange Commission.

DSL.net is a trademark of DSL.net, Inc.

Contacts:    Media:                                     Investors:
             Joe Tomkowicz                              Bob DeSantis
             203-782-3885                               203-782-3267
             JTOMKOWICZ@DSL.NET                         INVESTORS@DSL.NET

The following table presents the impact of the correction of the accretion of preferred stock and related items reflected on the Company's consolidated statements of operations for the three and twelve months ended December 31, 2003:

                (dollars in thousands, except per share amounts)

                                                        Three Months Ended                           Twelve Months Ended
                                                         December 31, 2003                            December 31, 2003
                                                As
                                             Reported      Adjustments    As Corrected    As Reported    Adjustments    As Corrected
                                            -----------    -----------    ------------    -----------    -----------    ------------
Revenue, net                                $    18,244     $    --       $    18,244     $    71,333     $     --        $ 71,333
                                            -----------     ---------     -----------     -----------     ----------    ----------
Operating expenses:

Network  (excluding $0 and $10 of stock
compensation, respectively)                      13,039          --            13,039          51,452           --          51,452

Operations (excluding $0 and $11 of stock
compensation, respectively)                       2,938          --             2,938          11,873           --          11,873

General and administrative (excluding  $0
and $69 of stock compensation,
respectively)                                     3,310          --             3,310          12,200           --          12,200

Sales and marketing (excluding  $0 and
$348 of stock compensation, respectively)         2,403          --             2,403           8,642           --           8,642

Stock compensation                                  --           --               --              438           --             438

Depreciation and amortization                     3,706          --             3,706          16,359           --          16,359
                                            -----------     ---------     -----------     -----------     ----------    ----------
    Total operating expenses                     25,396          --            25,396         100,964           --         100,964
                                            -----------     ---------     -----------     -----------     ----------    ----------
    Operating loss                               (7,152)         --            (7,152)        (29,631)          --         (29,631)

Interest income (expense), net                     (797)         --              (797)         (2,936)          --          (2,936)

Other income (expense), net                           6          --                 6          (2,430)          --          (2,430)
                                            -----------     ---------     -----------     -----------     ----------    ----------
    Net loss                                $    (7,943)    $    --       $    (7,943)    $   (34,997)    $     --        $(34,997)
                                            ===========     =========     ===========     ===========     ==========    ==========
Net loss applicable to common
stockholders:


    Net loss                                $    (7,943)    $    --       $    (7,943)    $   (34,997)    $     --        $(34,997)

    Dividends on preferred
     stock                                         (553)         --              (553)         (3,698)          --          (3,698)

    Accretion of preferred
     stock                                       (1,033)       (1,955)         (2,988)         (8,833)        (5,494)      (14,327)
                                            -----------     ---------     -----------     -----------     ----------    ----------
    Net loss applicable to
     common stockholders                    $    (9,529)    $  (1,955)    $   (11,484)    $   (47,528)    $   (5,494)     $(53,022)
                                            ===========     =========     ===========     ===========     ==========    ==========
Net loss per share, basic
  and diluted                               $     (0.10)    $   (0.02)    $     (0.12)    $     (0.64)    $    (0.08)     $  (0.72)
                                            ===========     =========     ===========     ===========     ==========    ==========
Shares used in computing
  net loss per share, basic
  and diluted                                96,080,175          --        96,080,175      74,125,513           --      74,125,513
                                            ===========     =========     ===========     ===========     ==========    ==========

The following table presents the impact of the correction of the accretion of preferred stock and related items reflected on the Company's consolidated statements of operations for the three and nine months ended September 30, 2003:


                (dollars in thousands, except per share amounts)

                                                         Three Months Ended                          Nine Months Ended
                                                         September 30, 2003                          September 30, 2003
                                              ----------------------------------------    ----------------------------------------
                                               As Reported  Adjustments   As Corrected     As Reported  Adjustments   As Corrected
                                              ------------  -----------   ------------    ------------  -----------   ------------
Revenue, net                                  $     18,227    $   --      $     18,227    $     53,089    $   --      $     53,089
                                              ------------    --------    ------------    ------------    --------    ------------
Operating expenses:
Network  (excluding $0 and $10 of stock
 compensation, respectively)                        13,070        --            13,070          38,412        --            38,412
Operations (excluding $0 and $11 of stock
 compensation, respectively)                         3,060        --             3,060           8,935        --             8,935
General and administrative (excluding $0
 and $69 of stock compensation,
 respectively)                                       2,618        --             2,618           8,891        --             8,891
Sales and marketing (excluding $0 and
 $348 of stock compensation, respectively)           2,116        --             2,116           6,238        --             6,238
Stock compensation                                    --          --              --               438        --               438
Depreciation and amortization                        3,319        --             3,319          12,654        --            12,654
                                              ------------    --------    ------------    ------------    --------    ------------
    Total operating expenses                        24,183        --            24,183          75,568        --            75,568
                                              ------------    --------    ------------    ------------    --------    ------------
    Operating loss                                  (5,956)       --            (5,956)        (22,479)       --           (22,479)
Interest income (expense), net                        (728)       --              (728)         (2,139)       --            (2,139)
Other income (expense), net                         (2,427)       --            (2,427)         (2,436)       --            (2,436)
                                              ------------    --------    ------------    ------------    --------    ------------
    Net loss                                  $     (9,111)   $   --      $     (9,111)   $    (27,054)   $   --      $    (27,054)
                                              ============    ========    ============    ============    ========    ============

Net loss applicable to common stockholders:

    Net loss                                  $     (9,111)   $   --      $     (9,111)   $    (27,054)   $   --      $    (27,054)

    Dividends on preferred
     stock                                          (1,045)       --            (1,045)         (3,145)       --            (3,145)

    Accretion of preferred
     stock                                          (1,779)     (3,539)         (5,318)         (7,800)     (3,539)        (11,339)

    Net loss applicable to
     common stockholders                      $    (11,935)   $ (3,539)   $    (15,474)   $    (37,999)   $ (3,539)   $    (41,538)
                                              ============    ========    ============    ============    ========    ============
Net loss per share, basic
  and diluted                                 $      (0.17)   $  (0.05)   $      (0.22)   $      (0.57)   $  (0.05)   $      (0.62)
                                              ============    ========    ============    ============    ========    ============
Shares used in computing
  net loss per share, basic
  and diluted                                   70,161,057        --        70,161,057      66,726,872        --        66,726,872
                                              ============    ========    ============    ============    ========    ============